POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Christopher Lynch, whose signature appears below, constitutes and appoints John Piller, Derek Dorn and Judy Bartlett, and any such person(s) as each of them may designate in writing, directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963

Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393

Flexible Premium VUL Policy	333-62162
Last Survivor Flexible Premium VUL Policy	333-62162
Intelligent Life Individual Flexible Premium VUL Policy	333-128699
Intelligent Life Survivorship VUL Policy	333-151910

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659

M Intelligent Flexible Premium VUL Policy	333-179272
M Intelligent Flexible Premium Last Survivor VUL Policy	333-183060

TIAA-CREF Investment Horizon Annuity Individual Flexible Premium Modified Guaranteed Annuity Contract (Must be re-registered every three years)

Inception through 4/30/2013	333-149714
5/1/2013 through 4/30/2016	333-187638
5/1/2016 through 4/30/2019	333-210342
5/1/2019 through 4/30/2021	333-230440
5/1/22 to Present	333-264547

Confidential (C)

This Power of Attorney is effective April 01, 2025, and remains in effect until revoked or revised.

Signed:
/s/ Christopher Lynch
Christopher Lynch

Director

Confidential (C)

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Keith Floman, whose signature appears below, constitutes and appoints John Piller, Derek Dorn and Judy Bartlett, and any such person(s) as each of them may designate in writing, directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963

Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393

Flexible Premium VUL Policy	333-62162
Last Survivor Flexible Premium VUL Policy	333-62162
Intelligent Life Individual Flexible Premium VUL Policy	333-128699
Intelligent Life Survivorship VUL Policy	333-151910

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659

M Intelligent Flexible Premium VUL Policy	333-179272
M Intelligent Flexible Premium Last Survivor VUL Policy	333-183060

TIAA-CREF Investment Horizon Annuity Individual Flexible Premium Modified Guaranteed Annuity Contract (Must be re-registered every three years)

Inception through 4/30/2013	333-149714
5/1/2013 through 4/30/2016	333-187638
5/1/2016 through 4/30/2019	333-210342
5/1/2019 through 4/30/2021	333-230440
5/1/22 to Present	333-264547

Confidential (C)

This Power of Attorney is effective April 01, 2025 and remains in effect until revoked or revised.

Signed:
/s/ Keith Floman
Keith Floman

Director

Confidential (C)

POWER OF ATTORNEY

With Respect to

TIAA-CREF Life Insurance Company

Variable Annuity, Variable Life Insurance and other SEC-registered annuity products

Jill Richman, whose signature appears below, constitutes and appoints John Piller, Derek Dorn and Judy Bartlett, and any such person(s) as each of them may designate in writing, directed to the President of TIAA-CREF Life Insurance Company, and each of them, as such person’s attorney-in-fact, each with the power of substitution, for such person in any and all capacities, to sign any registration statements and amendments thereto and similar documents for the TIAA-CREF Life Insurance Company products listed below, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof. I hereby revoke any prior power of attorney executed to accomplish the same purposes.

The separate accounts and products covered by this Power of Attorney are:

SEC File No.
TIAA-CREF LIFE SEPARATE ACCOUNT VA-1	811-08963

Lifetime Variable Select Individual Deferred Variable Annuity	333-61761
Personal Annuity Select Individual Deferred Variable Annuity	333-61761
Single Premium Immediate Annuity	333-46414
Intelligent Variable Annuity	333-145064

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-1	811-10393

Flexible Premium VUL Policy	333-62162
Last Survivor Flexible Premium VUL Policy	333-62162
Intelligent Life Individual Flexible Premium VUL Policy	333-128699
Intelligent Life Survivorship VUL Policy	333-151910

TIAA-CREF LIFE SEPARATE ACCOUNT VLI-2	811-22659

M Intelligent Flexible Premium VUL Policy	333-179272
M Intelligent Flexible Premium Last Survivor VUL Policy	333-183060

TIAA-CREF Investment Horizon Annuity Individual Flexible Premium Modified Guaranteed Annuity Contract (Must be re-registered every three years)

Inception through 4/30/2013	333-149714
5/1/2013 through 4/30/2016	333-187638
5/1/2016 through 4/30/2019	333-210342
5/1/2019 through 4/30/2021	333-230440
5/1/22 to Present	333-264547

Confidential (C)

This Power of Attorney is effective April 01, 2025 and remains in effect until revoked or revised.

Signed:

/s/ Jill Richman
Jill Richman

Director

Confidential (C)